CONDENSED INTERIM CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Net income (loss)	$ 4,062	$ 16,438	$ 3,022	$ 19,016
Unrealized gains (losses) on cash flow hedge	(2,349)	2,981	(8,387)	714
Income tax benefit (expense)	(82)	(118)	(146)	(203)
Other comprehensive income (loss)	(2,431)	2,863	(8,533)	511
Comprehensive income (loss)	$ 1,631	$ 19,301	$ (5,511)	$ 19,527